Exhibit 99.2

Medical Properties Trust Supplemental Information FIRST QUARTER 2020

COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 5 Debt Summary 6 Debt Maturity Schedule 7 Pro Forma Net Debt /Annualized Adjusted EBITDA 8 PORTFOLIO INFORMATION Lease and Loan Maturity Schedule 9 Total Pro Forma Gross Assets and Actual Revenue by Asset Type, Operator, State and Country 10 EBITDARM to Rent Coverage 13 Summary of Acquisitions and Development Projects 14 FINANCIAL STATEMENTS Consolidated Statements of Income 15 Consolidated Balance Sheets 16 Unconsolidated Joint Venture Investments 17 TABLE OF CONTENTS FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; potential impact from COVID-19 on our tenants/borrowers and the related impact to us; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. Certain information in the supplemental package is shown pro forma for the consummation of pending transactions. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that the pending transactions will occur. On the cover and page 2: Northpark Private Hospital, an acute care hospital in Australia operated by Healthscope. MEDICALPROPERTIESTRUST.COM Q1 2020 | SUPPLEMENTAL INFORMATION 2

Chairman, President and Chief Executive Officer Executive Vice President and Chief Financial Officer Executive Vice President, Chief Operating Officer and Secretary Vice President, Controller and Chief Accounting Officer Vice President, Managing Director of Asset Management and Underwriting Vice President, International Acquisitions Treasurer and Managing Director of Capital Markets Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospitals with 389 facilities and approximately 41,000 licensed beds in eight countries and across three continents. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. COMPANY OVERVIEW 3 OFFICERS Edward K. Aldag, Jr. R. Steven Hamner Emmett E. McLean J. Kevin Hanna Rosa H. Hooper R. Lucas Savage Charles R. Lambert BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Caterina A. Mozingo Elizabeth N. Pitman D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com Q1 2020 | SUPPLEMENTAL INFORMATION MPT Officers: Charles R. Lambert, Rosa H. Hooper, R. Lucas Savage, Edward K. Aldag, Jr., R. Steven Hamner, Emmett E. McLean and J. Kevin Hanna. MEDICALPROPERTIESTRUST.COM

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW *(continued)*

INVESTOR RELATIONS

Tim Berryman
Director of Investor Relations
(205) 397-8589 tberryman@medicalpropertiestrust.com

CAPITAL MARKETS

Charles Lambert
Treasurer and Managing Director of Capital Markets
(205) 397-8897 clambert@medicalpropertiestrust.com

TRANSFER AGENT

American Stock Transfer and Trust Company

6201 15th Avenue
Brooklyn, NY 11219

STOCK EXCHANGE LISTING AND TRADING SYMBOL

New York Stock Exchange (NYSE): **MPW**

SENIOR UNSECURED DEBT RATINGS

Moody's - Ba1

Standard & Poor's - BBB-

MPW LISTED NYSE



Above: Clinique de Genolier, an acute care hospital in Switzerland owned by Infracore SA. MPT owns a minority interest in Infracore.

Q1 2020 | SUPPLEMENTAL INFORMATION 4

MEDICALPROPERTIESTRUST.COM FINANCIAL INFORMATION RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) March 31, 2020 March 31, 2019 FFO INFORMATION: Net income attributable to MPT common stockholders $ 8 0,992 $ 75,822 Participating securities’ share in earnings (464) (476) Net income, less participating securities’ share in earnings $ 8 0,528 $ 75,346 Depreciation and amortization 70,502 39,854 Gain on sale of real estate (1,325) - Real estate impairment charges 19,006 - Funds from operations $ 1 68,711 $ 115,200 Write-off of straight-line rent and other, net of tax 7 ,717 2,596 Non-cash fair value adjustments 1 4,195 - Unutilized financing fees 6 11 - Normalized funds from operations $ 1 91,234 $ - $ 117,796 Share-based compensation 10,036 6,715 Debt costs amortization 3,409 2,067 Straight-line rent revenue and other (49,614) (28,050) Adjusted funds from operations $ 1 55,065 $ 98,528 PER DILUTED SHARE DATA: Net income, less participating securities’ share in earnings $ 0.15 $ 0.20 Depreciation and amortization 0.13 0.10 Gain on sale of real estate - - Real estate impairment charges 0.04 - Funds from operations $ 0.32 $ 0.30 Write-off of straight-line rent and other, net of tax 0.02 0.01 Non-cash fair value adjustments 0.03 - Unutilized financing fees - - Normalized funds from operations $ 0.37 $ 0.31 Share-based compensation 0.02 0.02 Debt costs amortization - 0.01 Straight-line rent revenue and other (0.09) (0.08) Adjusted funds from operations $ 0.30 $ 0.26 For the Three Months Ended Notes: (A) Certain line items above (such as real estate depreciation) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) non-cash revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity. Q1 2020 | SUPPLEMENTAL INFORMATION 5

MEDICALPROPERTIESTRUST.COM FINANCIAL INFORMATION DEBT SUMMARY (As of March 31, 2020) ($ amounts in thousands) Debt Instrument Rate Type Rate Balance 2021 Credit Facility Revolver Variable - $ - 2022 Term Loan Variable 2.460% 2 00,000 4.000% Notes Due 2022 (€500M) (B) Fixed 4.000% 5 51,550 2.550% Notes Due 2023 (£400M) (B) Fixed 2.550% 4 96,800 2024 AUD Term Loan (AUD$1.2B)(B) Fixed 2.450% 7 35,720 6.375% Notes Due 2024 Fixed 6.375% 5 00,000 5.500% Notes Due 2024 Fixed 5.500% 3 00,000 3.325% Notes Due 2025 (€500M) (B) Fixed 3.325% 5 51,550 2025 GBP Term Loan (£700M) (B) Fixed 1.949% 8 69,400 5.250% Notes Due 2026 Fixed 5.250% 5 00,000 5.000% Notes Due 2027 Fixed 5.000% 1 ,400,000 3.692% Notes Due 2028 (£600M) (B) Fixed 3.692% 7 45,200 4.625% Notes Due 2029 Fixed 4.625% 9 00,000 $ 7 ,750,220 Debt issuance costs and discount (65,927) Weighted average rate 3.958% $ 7 ,684,293 (A) We have a $1.3 billion unsecured revolving credit facility which matures in February 2021 and can be extended for an additional 12 months at our option. (B) Non-USD denominated debt converted to U.S. dollars at March 31, 2020. (C) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.450% for the duration of the loan. (D) We entered into an interest rate swap transaction, effective March 6, 2020, to fix the interest rate to 1.949% for the duration of the loan. Rate Type as Percentage of Total Debt Fixed 97.4% Variable 2.6% (C) (D) (A) Q1 2020 | SUPPLEMENTAL INFORMATION 6

MEDICALPROPERTIESTRUST.COM FINANCIAL INFORMATION DEBT MATURITY SCHEDULE ($ amounts in thousands) Debt Instrument 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2021 Credit Facility Revolver $ - $ - $ - $ - $ - $ - $ - $ - $ - $ - 2022 Term Loan - - 200,000 - - - - - - - 4.000% Notes Due 2022 (€500M) (A) - - 551,550 - - - - - - - 2.550% Notes Due 2023 (£400M) (A) - - - 4 96,800 - - - - - - 2024 AUD Term Loan (AUD$1.2B)(A) - - - - 735,720 - - - - - 6.375% Notes Due 2024 - - - - 500,000 - - - - - 5.500% Notes Due 2024 - - - - 300,000 - - - - - 3.325% Notes Due 2025 (€500M) (A) - - - - - 551,550 - - - - 2025 GBP Term Loan (£700M) (A) - - - - - 869,400 - - - - 5.250% Notes Due 2026 - - - - - - 5 00,000 - - - 5.000% Notes Due 2027 - - - - - - - 1,400,000 - - 3.692% Notes Due 2028 (£600M) (A) - - - - - - - - 7 45,200 - 4.625% Notes Due 2029 - - - - - - - - - 9 00,000 $ - $ - $ 751,550 $ 4 96,800 $ 1,535,720 $ 1,420,950 $ 5 00,000 $ 1,400,000 $ 7 45,200 $ 9 00,000 (A) Non-USD denominated debt converted to U.S. dollars at March 31, 2020. $- $- $751,550 $496,800 $1,535,720 $1,420,950 $500,000 $1,400,000 $745,200 $900,000 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2022 Term Loan 4.000% Notes Due 2022 2.550% Notes Due 2023 2024 AUD Term Loan 6.375% Notes Due 2024 5.500% Notes Due 2024 3.325% Notes Due 2025 2025 GBP Term Loan 5.250% Notes Due 2026 5.000% Notes Due 2027 3.692% Notes Due 2028 4.625% Notes Due 2029 $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $- $1,400,000 $1,600,000 $1,800,000 $200,000 Q1 2020 | SUPPLEMENTAL INFORMATION 7

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA

(Unaudited)

(Amounts in thousands)

		For the Three Months Ended March 31, 2020
Net income attributable to MPT common stockholders	$	80,992
Pro forma adjustments for acquisitions and other [A]		11,712
Pro forma net income	$	92,704
Add back:		
Interest [B]		79,638
Depreciation and amortization [B]		69,928
Share-based compensation		10,036
Gain on sale of real estate		(1,325)
Impairment charges		19,006
Write-off of straight-line rent and other, net of tax		7,717
Non-cash fair value adjustments		14,195
Unutilized financing fees		611
Income tax [B]		4,517
1Q 2020 Pro forma adjusted EBITDA	**$**	**297,027**
Annualization	**$**	**1,188,108**
Total debt	$	7,684,293
Pro forma changes to net debt after March 31, 2020 [A]		(674,201)
Pro forma net debt	**$**	**7,010,092**
Pro forma net debt / annualized adjusted EBITDA		**5.9x**

(A) Reflects full quarter impact of our mid-Q1 2020 investments, building improvements and disposals, as well as a new lease with a higher GAAP lease rate on the recent United Kingdom acquisition.

(B) Includes our share of interest, real estate depreciation and income tax expense from unconsolidated joint ventures.

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude share-based compensation, gains or losses on real estate and other dispositions, debt refinancing or similar charges, and impairment or other non-cash charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

Q1 2020 | SUPPLEMENTAL INFORMATION 8

MEDICALPROPERTIESTRUST.COM PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) ($ amounts in thousands) Years of Maturities (B) Total Properties (C) Base Rent/Interest (D) Percentage of Total Base Rent/Interest 2020 - $ - - 2021 2 3,444 0.3% 2022 18 86,736 8.0% 2023 4 13,748 1.3% 2024 2 5,516 0.5% 2025 6 21,689 2.0% 2026 2 8,850 0.8% 2027 1 3,183 0.3% 2028 4 5,536 0.5% 2029 16 51,708 4.8% 2030 - - - Thereafter 309 885,845 81.5% 364 ### $ 1,086,255 100.0% (A) (B) (C) (D) Reflects all properties, including those that are part of joint ventures, except vacant properties representing less than 1.0% of total pro forma gross assets, and three facilities that are under development. Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements. Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues). Schedule includes leases and mortgage loans. 0.0% 0.3% 8.0% 1.3% 0.5% 2.0% 0.8% 0.3% 0.5% 4.8% 0.0% 81.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Percentage of Total Base Q1 2020 | SUPPLEMENTAL INFORMATION 9

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY ASSET TYPE

(March 31, 2020)

($ amounts in thousands)

	Pro Forma		Actual	
Asset Types	Total Gross Assets[A]	Percentage of Total Gross Assets	2020 Revenue[B]	Percentage of 2020 Revenue
General Acute Care Hospitals	$ 13,329,890	80.8%	$ 269,461	84.6%
Inpatient Rehabilitation Hospitals	1,748,467	10.6%	40,631	12.7%
Long-Term Acute Care Hospitals	348,217	2.1%	8,575	2.7%
Other	1,072,906	6.5%	-	-
Total	$ 16,499,480	100.0%	$ 318,667	100.0%

Domestic Pro Forma Gross Assets by Asset Type



3%
8%
6%
83%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Other

Domestic Actual Revenue by Asset Type



4%
8%
88%

Total Pro Forma Gross Assets by Asset Type



2%
6%
11%
81%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Other

Total Actual Revenue by Asset Type



3%
13%
84%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated April 29, 2020 for reconciliation of total assets to pro forma total gross assets at March 31, 2020.

(B) Includes revenue from properties owned through joint venture arrangements.

Q1 2020 | SUPPLEMENTAL INFORMATION 10

MEDICALPROPERTIESTRUST.COM PORTFOLIO INFORMATION TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY OPERATOR (March 31, 2020) ($ amounts in thousands) Operators Total Gross Assets Percentage of Total Gross Assets 2020 Revenue Percentage of 2020 Revenue Steward Health Care Massachusetts market $ 1 ,491,782 9.0% $ 3 4,615 10.9% Utah market 1 ,051,714 6.4% 2 1,781 6.8% Texas/Arkansas/Louisiana market 7 61,301 4.6% 1 8,046 5.7% Arizona market 3 32,239 2.0% 8 ,191 2.6% Ohio/Pennsylvania market 2 03,400 1.2% 5 ,000 1.6% Florida market 2 21,192 1.4% 3 ,626 1.1% Circle Health 2 ,143,720 13.0% 3 2,342 10.1% Prospect Medical Holdings 1 ,569,594 9.5% 3 7,916 11.9% LifePoint Health 1 ,202,435 7.3% 2 6,594 8.3% Prime Healthcare 1 ,144,736 6.9% 3 2,162 10.1% 36 operators 5 ,304,461 32.2% 9 8,394 30.9% Other 1 ,072,906 6.5% - - Total $ 1 6,499,480 100.0% $ 3 18,667 100.0% (A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated April 29, 2020 for reconciliation of total assets to pro forma total gross assets at March 31, 2020. (B) Includes revenue from properties owned through joint venture arrangements. Note: No single facility accounts for more than 2.3% of total pro forma gross assets. Total Pro Forma Gross Assets by Operator Total Actual Revenue by Operator Pro Forma Actual <25% 13% 10% 7% 7% 32% 6% Steward Health Care Circle Health Prospect Medical Holdings LifePoint Health Prime Healthcare 36 operators Other 29% 10% 8% 12% 10% 31% (A) (B) Q1 2020 | SUPPLEMENTAL INFORMATION 11

MEDICALPROPERTIESTRUST.COM TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY U.S. STATE AND COUNTRY (March 31, 2020) ($ amounts in thousands) U.S. States and Other Countries Total Gross Assets Percentage of Total Gross Assets 2020 Revenue Percentage of 2020 Revenue Massachusetts $ 1,497,182 9.1% $ 34,773 10.9% Texas 1,388,695 8.4% 26,431 8.3% California 1,299,747 7.9% 34,946 11.0% Utah 1,086,695 6.6% 22,748 7.1% Pennsylvania 9 07,969 5.5% 21,669 6.8% 29 Other States 4,009,418 24.3% 92,766 29.1% Other 8 47,377 5.1% - - United States $ 11,037,083 66.9% $ 233,333 73.2% United Kingdom $ 2,578,626 15.6% $ 38,875 12.2% Germany 1,095,076 6.6% 23,804 7.5% Australia 7 84,093 4.8% 13,006 4.1% Switzerland 4 98,228 3.0% 5,913 1.9% Spain 1 55,995 0.9% 1,374 0.4% 2 Other Countries 1 24,850 0.8% 2,362 0.7% Other 2 25,529 1.4% - - International $ 5,462,397 33.1% $ 85,334 26.8% Total $ 16,499,480 100.0% $ 318,667 100.0% (A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated April 29, 2020 for reconciliation of total assets to pro forma total gross assets at March 31, 2020. (B) Includes revenue from properties owned through joint venture arrangements. PORTFOLIO INFORMATION Pro Forma Actual 67% 16% 7% 5% 3% <1% <1% 1% United States United Kingdom Germany Australia Switzerland Spain 2 Other Countries Other Pro Forma Gross Assets by U.S. State 73% 12% 8% 4% 2% <1% <1% 9% 8% 8% 7% 6% 24% 5% Massachusetts Texas California Utah Pennsylvania 29 Other States Other 11% 8% 11% 7% 7% 29% Actual Revenue by U.S. State Total Pro Forma Gross Assets by Country Total Actual Revenue by Country (A) (B) Q1 2020 | SUPPLEMENTAL INFORMATION 12

MEDICALPROPERTIESTRUST.COM PORTFOLIO INFORMATION SAME STORE EBITDARM(A) RENT COVERAGE YOY and Sequential Quarter Comparisons by Property Type Stratification of Portfolio EBITDARM Rent Coverage EBITDARM Rent Coverage TTM Investment (in thousands) No. of Facilities Percentage of Investment Greater than or equal to 4.50x $ 32,642 2 0.5% 3.00x - 4.49x $ 121,774 2 1.7% 1.50x - 2.99x $ 82,604 6 1.1% Less than 1.50x $ 7,997 2 0.1% Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.6x $ 6,972,860 174 96.6% General Acute Care Hospitals Master Leased, Cross- Defaulted and/or with Parent Guaranty: 2.9x $ 5,347,483 68 74.1% Inpatient Rehabilitation Facilities Master Leased, Cross- Defaulted and/or with Parent Guaranty: 2.1x $ 1,403,129 94 19.4% Long-Term Acute Care Hospitals Master Leased, Cross- Defaulted and/or with Parent Guaranty: 1.9x $ 222,248 12 3.1% Notes: Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included. All data presented is on a trailing twelve month basis. (A) EBITDARM adjusted for non-recurring items. 3.0x 2.0x 1.6x 2.7x 2.9x 2.1x 1.9x 2.7x 3.0x 2.0x 1.8x 2.7x 2.9x 2.1x 1.9x 2.7x 0.00x 1.00x 2.00x 3.00x 4.00x 5.00x General Acute Care Hospitals Inpatient Rehabilitation Facilities Long-Term Acute Care Hospitals Total Portfolio Q4 2018 (YoY) Q4 2019 (YoY) Q3 2019 (QoQ) Q4 2019 (QoQ) 0.5% 1.7% 1.1%0.1% 74.1% 19.4% 3.1% Greater than or equal to 4.50x 3.00x - 4.49x 1.50x - 2.99x Less than 1.50x General Acute Master Lease, Cross-Default or Parent Guaranty Rehab Master Lease, Cross-Default or Parent Guaranty LTACH Master Lease, Cross-Default or Parent Guaranty Q1 2020 | SUPPLEMENTAL INFORMATION 13

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE THREE MONTHS ENDED MARCH 31, 2020

(Amounts in thousands)

Operator	Location	Investment (A)		Rent Commencement Date	Acquisition/ Development
Circle Health	United Kingdom	$	1,973,272	1/8/2020	Acquisition
Surgery Partners	Idaho		108,856	1/21/2020	Development
		$	2,082,128		

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF MARCH 31, 2020

(Amounts in thousands)

Operator	Location	Commitment		Costs Incurred as of 3/31/2020		Estimated Rent Commencement Date
Circle Health	United Kingdom	$	44,531 (B)	$	41,207	Q3 2020
Circle Health Rehabilitation	United Kingdom		20,074 (C)		17,097	Q3 2020
NeuroPsychiatric Hospitals	Texas		27,500		13,169	Q4 2020
		$	92,105	$	71,473	

(A) Excludes transaction costs, including real estate transfer and other taxes and accounts for the exchange rate as of the acquisition date.
(B) Represents £35.9 million commitment converted to USD at March 31, 2020.
(C) Represents £16.2 million commitment converted to USD at March 31, 2020.

Q1 2020 | SUPPLEMENTAL INFORMATION 14

MEDICALPROPERTIESTRUST.COM MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES Consolidated Statements of Income (Unaudited) (Amounts in thousands, except per share data) March 31, 2020 March 31, 2019 REVENUES Rent billed $ 171,767 $ 108,598 Straight-line rent 31,421 20,651 Income from financing leases 52,436 17,280 Interest and other income 38,508 33,925 Total revenues 294,132 180,454 EXPENSES Interest 80,899 50,551 Real estate depreciation and amortization 60,921 33,352 Property-related 5,572 3,066 General and administrative 33,385 23,451 Total expenses 180,777 110,420 OTHER INCOME (EXPENSE) Gain on sale of real estate 1,325 - Real estate impairment charges (19,006) - Earnings from equity interests 4,079 3,720 Unutilized financing fees (611) - Other (including mark-to-market adjustments on equity securities) (13,975) 204 Total other (expense) income (28,188) 3,924 Income before income tax 8 5,167 73,958 Income tax (expense) benefit (4,010) 2,333 Net income 81,157 76,291 Net income attributable to non-controlling interests (165) (469) Net income attributable to MPT common stockholders $ 80,992 $ 75,822 EARNINGS PER COMMON SHARE - BASIC AND DILUTED Net income attributable to MPT common stockholders $ 0.15 $ 0.20 WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC 521,076 380,551 WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED 522,179 381,675 $ - DIVIDENDS DECLARED PER COMMON SHARE $ 0.27 $ 0.25 For the Three Months Ended FINANCIAL STATEMENTS Q1 2020 | SUPPLEMENTAL INFORMATION 15

MEDICALPROPERTIESTRUST.COM MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES Consolidated Balance Sheets (Amounts in thousands, except per share data) March 31, 2020 December 31, 2019 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 9,933,444 $ 8,102,754 Investment in financing leases 2,068,166 2,060,302 Mortgage loans 1,275,543 1,275,022 Gross investment in real estate assets 13,277,153 11,438,078 Accumulated depreciation and amortization (627,467) (570,042) Net investment in real estate assets 12,649,686 10,868,036 Cash and cash equivalents 500,213 1,462,286 Interest and rent receivables 38,768 3 1,357 Straight-line rent receivables 355,424 3 34,231 Equity investments 834,430 9 26,990 Other loans 546,691 5 44,832 Other assets 312,875 2 99,599 Total Assets $ 15,238,087 $ 14,467,331 LIABILITIES AND EQUITY Liabilities Debt, net $ 7,684,293 $ 7,023,679 Accounts payable and accrued expenses 428,136 2 91,489 Deferred revenue 24,001 1 6,098 Obligations to tenants and other lease liabilities 119,147 1 07,911 Total Liabilities 8,255,577 7,439,177 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding - - Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding - 522,435 shares at March 31, 2020 and 517,522 shares at December 31, 2019 5 22 5 18 Additional paid-in capital 7,079,913 7,008,199 Retained earnings 14,025 8 3,012 Accumulated other comprehensive loss (111,280) (62,905) Treasury shares, at cost (777) (777) Total Medical Properties Trust, Inc. Stockholders’ Equity 6,982,403 7,028,047 Non-controlling interests 1 07 1 07 Total Equity 6,982,510 7,028,154 Total Liabilities and Equity $ 15,238,087 $ 14,467,331 (A) Financials have been derived from the prior year audited financial statements. FINANCIAL STATEMENTS Q1 2020 | SUPPLEMENTAL INFORMATION 16

MEDICALPROPERTIESTRUST.COM FINANCIAL STATEMENTS UNCONSOLIDATED JOINT VENTURE INVESTMENTS (As of and for the three months ended March 31, 2020) (Unaudited) ($ amounts in thousands) Real Estate Joint Venture Details Total revenues $ 51,793 Expenses: Interest 14,442 Real estate depreciation and amortization 20,261 General and administrative 1,400 Other 2,676 Income taxes 3,930 Total expenses 42,709 Net income $ 9,084 Total Assets $ 3,892,201 Debt, (third party) $ 1,144,834 Shareholder loans 665,196 Other liabilities 383,724 Total Liabilities $ 2,193,754 Debt to EBITDA (annualized) 6.0x Debt to Total Assets 29.4% Joint Venture Impact Income Statement Impact to MPT Amounts Real estate joint venture income(1) $ 4 ,079 Earnings from equity interests Management fee revenue $ 1 40 Interest and other income Shareholder loan interest revenue $ 4 ,223 Interest and other income Balance Sheet Impact to MPT Amounts Real estate joint venture investments $ 6 18,670 Equity investments Other joint venture investments 2 15,760 Equity investments Total joint venture investments $ 8 34,430 Shareholder loans $ 3 30,672 Other loans (1) Includes $1.5 million of straight-line rent revenue and $9.5 million of depreciation and amortization expense. Financial Statement Location Financial Statement Location Income Statement Balance Sheet Information Leverage Metrics (Third-party debt only) Q1 2020 | SUPPLEMENTAL INFORMATION 17

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com At the Very Heart of Healthcare.® Contact: Tim Berryman, Director of Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com or Charles Lambert, Treasurer and Managing Director of Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com Medical Properties Trust